SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 16, 2002
                                                         (April 16, 2002)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                  0-10592                                     14-1630287
       ------------------------------------          -------------------------
         (Commission File Number)           (IRS Employer Identification No.)


                  5 Sarnowski Drive, Glenville, New York 12302
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311
                                                           --------------

TrustCo Bank Corp NY


Item 5.           Other Events

                  Two press releases were issued on April 16, 2002, discussing first quarter results for 2002. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits


                  Reg S-K Exhibit No.         Description
                           99(a)              One page press  release  dated
                                              April 16,  2002,  with first
                                              quarter 2002 results.


                           99(b) Press release dated April 16, 2002, with first quarter 2002 results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 16, 2002

                                               TrustCo Bank Corp NY
                                               (Registrant)


                                               By:/s/ Robert T. Cushing
                                               ----------------------------
                                               Robert T. Cushing
                                               Vice President and
                                               Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
------------------         ------------------------------              --------
         99(a)             One page press release dated April 16,
                           2002, highlighting first quarter 2002 results.   5

         99(b)             Press release dated April 16, 2002,
                           highlighting first quarter 2002 results.         6-7

          Robert M. Leonard
          Vice President
          (518) 381-3693

Glenville, New York - April 16, 2002

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)         3/02                 3/01
                                                    ---------------------------

Three Months Ended
         March 31:
         Net Income                              $  12,368               11,298
         Provision for Loan Losses                     520                1,495

Average Equivalent Shares Outstanding:
         Basic                                  71,779,000           70,831,000
         Diluted                                74,288,000           73,425,000

         Net Income per Share:
         Basic                                   $   0.172                0.159
         Diluted                                     0.166                0.154

Period End:
Total Assets                                    $2,682,995            2,482,893
Total Nonperforming Loans                            8,148               11,067
Total Nonperforming Assets                           8,451               13,278
Allowance for Loan Losses                           56,639               56,783
Allowance as a Percentage
  of Total Loans                                      3.71%                3.80%

Note: All share and per share information is adjusted for the 15% stock split declared August, 2001.

         Robert M. Leonard
         Vice President
        (518) 381-3693

FOR IMMEDIATE RELEASE

     TRUSTCO ANNOUNCES RECORD FIRST QUARTER 2002 RESULTS; NET INCOME INCREASE OF 9.5%

Glenville, New York - April 16, 2002

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced record first quarter earnings results. Net income for the three months ended March 31, 2002 was $12.4 million compared to $11.3 million for the first quarter 2001, an increase of 9.5%. Diluted earnings per share were $0.166 for the first quarter 2002 compared to $0.154 for 2001, an increase of 7.8%. Return on average assets and return on average shareholders' equity were 1.91% and 26.99% for 2002, and 1.88% and 25.91% for 2001, respectively.

Robert A. McCormick, TrustCo's Chairman, President, and Chief Executive Officer noted "I am delighted by the first quarter's results, and expect that 2002 will be another record year for TrustCo."

In order to position the Company to take advantage of interest rate changes and other opportunities, the Company maintained over $475 million in overnight investment securities. Despite the more modest level of return on these funds, TrustCo increased taxable equivalent net interest income to $25.7 million for the first quarter 2002. Mr. McCormick noted, "We have positioned TrustCo to take advantage of market opportunities as they become available. These strategic moves provide a strong foundation for future profit growth and will benefit TrustCo for the remainder of this year."

Continued focus on expense controls has resulted in a first quarter efficiency ratio of 37.95% for 2002 compared to 39.56% for 2001. TrustCo has consistently been recognized as a leader in expense control, and the first quarter results continued that tradition. Mr. McCormick noted, "The consistently strong financial results that TrustCo has posted are the result of a focus on the fundamentals. We are proud of our expense control policies and the additional shareholder value that they have created."

Previously announced plans to add branch offices continues. TrustCo's Bennington, VT and Elmsford, NY offices will open in April. In May TrustCo plans to open offices in Scotia, NY and Ballston Spa, NY "These offices in strategic locations within and outside the Capital Region will provide us with growth into the future", Mr. McCormick stated.


TrustCo Bank Corp NY is a multi-bank holding company headquartered in Glenville, NY. The Company's principal subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operate 57 community banking offices offering 37 drive-up windows and 51 automatic teller machines throughout the Banks' market area. The Company services 11 counties with a broad range of community banking services. In addition, Trustco Bank operates a full service Trust Department with $1.19 billion of assets under management.

Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to put place undo reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.







TRUSTCO BANK CORP NY
GLENVILLE, NY


(dollars in thousands, except per share data)
                                                                                   Three Months Ended
                                                                  03/31/02               12/31/01                  03/31/01
Summary of operations
   Net interest income (TE)                                        $25,719                $26,578                   $25,160
   Provision for loan losses                                           520                  1,575                     1,495
   Net securities transactions                                       1,868                    612                     1,142
   Noninterest income                                                4,885                  5,375                     5,184
   Noninterest expense                                              12,393                 13,749                    12,261
   Net income                                                       12,368                 10,949                    11,298

Per common share (1)
   Net income per share:
          - Basic                                                    0.172                  0.154                     0.159
          - Diluted                                                  0.166                  0.148                     0.154
   Cash dividends                                                    0.150                  0.150                     0.130
   Book value at period end                                           2.89                   2.88                      2.80
   Market price at period end                                        12.91                  12.57                     11.20

At period end
   Full time equivalent employees                                      457                    465                       481
   Full service banking offices                                         57                     56                        55

Performance ratios
   Return on average assets                                           1.91 %                 1.72                      1.88
   Return on average equity (2)                                      26.99                  23.81                     25.91
   Efficiency (3)                                                    37.95                  37.37                     39.56
   Net interest spread (TE)                                           3.69                   4.00                      3.74
   Net interest margin (TE)                                           4.07                   4.41                      4.28
   Dividend payout ratio                                             87.36 %                97.63                     81.72

Capital ratios at period end (4)
   Total equity to assets                                             7.01                   7.20                      7.24
   Tier 1 risk adjusted capital                                      13.36                  13.58                     13.75
   Total risk adjusted capital                                       14.65                  14.86                     15.04

Asset quality analysis at period end
   Nonperforming loans to total loans                                 0.53 %                 0.45                      0.74
   Nonperforming assets to total assets                               0.31                   0.30                      0.53
   Allowance for loan losses to total loans                           3.71                   3.67                      3.80
   Coverage ratio (5)                                                  7.0 X                  8.1 X                     5.1 X

(1)  All share and per share information is adjusted for the 15% stock split declared August, 2001.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(4)  Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.


CONSOLIDATED BALANCE SHEETS
(dollars in thousands)


                                                                      03/31/02               12/31/01                  03/31/01


ASSETS

  Loans, net                                                        $1,470,192              1,499,483                 1,436,612
  Securities available for sale                                        592,595                587,100                   607,530
  Federal funds sold and other short-term investments                  475,008                338,452                   297,492
                                                                    ---------------------------------------------------------------

     Total earning assets                                            2,537,795              2,425,035                 2,341,634

  Cash and due from banks                                               44,679                 60,121                    53,356
  Bank premises and equipment                                           18,564                 18,312                    18,335
  Other assets                                                          81,957                 75,153                    69,568
                                                                    ---------------------------------------------------------------

     Total assets                                                   $2,682,995              2,578,621                 2,482,893
                                                                    ===============================================================

LIABILITIES
  Deposits:
     Demand                                                           $195,784                195,390                   182,174
     Interest-bearing checking                                         297,659                295,514                   293,773
     Savings                                                           691,642                649,081                   603,513
     Money Market                                                       97,574                 75,620                    59,049
     Certificates of deposit > $100 thou                               124,962                128,887                   129,008
     Other time deposits                                               761,762                748,414                   752,112
                                                                    ---------------------------------------------------------------

       Total deposits                                                2,169,383              2,092,906                 2,019,629

  Short-term borrowings                                                243,641                218,219                   209,709
  Long-term debt                                                           560                    624                       841
  Other liabilities                                                     60,563                 61,045                    52,702
                                                                    ---------------------------------------------------------------

     Total liabilities                                               2,474,147              2,372,794                 2,282,881

SHAREHOLDERS' EQUITY                                                   208,848                205,827                   200,012
                                                                    ---------------------------------------------------------------

     Total liabilities and
       shareholders' equity                                         $2,682,995              2,578,621                 2,482,893
                                                                    ===============================================================

Number of common shares
  outstanding, in thousands                                             71,973                 71,306                    71,185


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                                      Three Months Ended
                                                                      03/31/02               12/31/01                  03/31/01

Interest income
     Loans                                                             $28,720                 29,618                   $30,042
     Investments                                                         8,466                  9,787                    10,014
     Federal funds sold                                                  1,877                  1,315                     3,773
                                                                    ---------------------------------------------------------------

          Total interest income                                         39,063                 40,720                    43,829

Interest expense
     Deposits                                                           14,287                 15,089                    17,544
     Borrowings                                                            865                    935                     2,385
                                                                    ---------------------------------------------------------------

          Total interest expense                                        15,152                 16,024                    19,929
                                                                    ---------------------------------------------------------------

          Net interest income                                           23,911                 24,696                    23,900

Provision for loan losses                                                  520                  1,575                     1,495
                                                                    ---------------------------------------------------------------

          Net interest income after
            provision for loan losses                                   23,391                 23,121                    22,405

Net securities transactions                                              1,868                    612                     1,142
Noninterest income                                                       4,885                  5,375                     5,184
Noninterest expense                                                     12,393                 13,749                    12,261
                                                                    ---------------------------------------------------------------

Income before income taxes                                              17,751                 15,359                    16,470
Income tax expense                                                       5,383                  4,410                     5,172
                                                                    ---------------------------------------------------------------

Net income                                                             $12,368                 10,949                   $11,298
                                                                    ===============================================================


Net income per share:
          - Basic                                                        0.172                  0.154                     0.159
          - Diluted                                                      0.166                  0.148                     0.154

Avg equivalent shares outstanding, in thousands:
          - Basic                                                       71,779                 71,288                    70,831
          - Diluted                                                     74,288                 73,877                    73,425
                                                                    ===============================================================

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



CONSOLIDATED AVERAGE BALANCE SHEETS

                                                                                     Three Months Ended
                                                                      03/31/02               12/31/01                  03/31/01

Total assets                                                        $2,631,144              2,532,314                $2,441,527
Shareholders' equity                                                   209,475                207,002                   198,271
Total loans                                                          1,536,995              1,556,180                 1,484,476
Interest earning assets                                              2,514,088              2,420,064                 2,334,896
Interest-bearing liabilities                                         2,178,121              2,083,476                 2,018,466



                                      ###